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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2003

                           THE TOWN AND COUNTRY TRUST

             (Exact name of registrant as specified in its charter)

Maryland                           001-12056                 52-6613091
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)

100 S. Charles Street, Baltimore, MD                                 21201
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(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (410) 539-7600

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Item 2. Acquisition or Disposition of Assets.

On September 29, 2003, the Registrant, The Town and Country Trust (the "Trust"), acquired an apartment community known as Windsor at Lionsgate ("Windsor"), located at 13690 Legacy Circle, in Herndon, Fairfax County, Virginia.

Windsor, acquired from Windsor at Lionsgate LLC, was completed in 2000 and contains 328 garden-style apartments and townhouses. The property features a unit mix consisting of 27% one-bedroom units, 59% two-bedroom units and 14% three-bedroom units. Amenities include controlled-access gates, a swimming pool, lighted tennis court, state-of-the-art clubhouse/leasing center, conference center and fitness center. Each unit has its own washer and dryer and several units have private garages.

The purchase price for Windsor was $52,750,000, plus certain customary closing costs. The Trust paid the purchase price with funds generated by the Trust's recent convertible debenture offering. The Trust based its determination of the purchase price, which resulted from arm's-length negotiations, on the property's expected cash flow, physical condition, location, competitive position, existing tenancies and opportunities to retain and attract tenants. The Trust will continue to operate the property as an apartment community. The seller is not affiliated with the Trust or any of its affiliates, trustees or officers, or any associate of any trustee or officer.

The Trust has structured the purchase to qualify under the "like-kind exchange" provisions of Section 1031 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (the "Tax Laws"). In this regard, the Trust presently intends to identify and sell "relinquished properties" within the time periods specified in the applicable Tax Laws.

The statements contained in this filing include forward-looking statements within the meaning of the Federal securities laws. Although the Trust believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate business generally, risks relating to acquisition and disposition activities and risks relating to leasing and re-leasing activities. Additional information on factors which could impact the Trust and the forward-looking statements contained herein are detailed in the Trust's filings with the Securities and Exchange Commission.

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Item 7.           Financial Statements and Exhibits

         (a)      Financial statements of properties acquired. *

         (b)      Pro forma financial information. *

         (c)      Exhibits

                  Exhibit 1 Purchase and Sale Agreement dated as of August 28, 2003, between Windsor at Lionsgate LLC and The Town and Country Trust. (All Exhibits have been omitted, and the Trust will furnish to the Commission, upon request, a copy of any omitted Exhibits.)

         * To be filed by amendment within 60 days of the date hereof.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The Town and Country Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              By: /s/ Alan W. Lasker
                                                  ------------------------
                                                  Alan W. Lasker
                                                  Senior Vice President
                                                  Chief Financial Officer

Dated: October 14, 2003

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